AMENDMENT NUMBER ONE
                                     TO THE
                           FREMONT GENERAL CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN






        Effective as of January 1, 1995, except as otherwise provided, the Fremont General Corporation Employee Stock Ownership Plan is hereby amended, as follows:

FIRST:  Section 2.1 is restated in its entirety, as follows:

        "2.1   PARTICIPATION

               (a) Each Employee, except Employees employed by an Affiliated Company which is not a Participating Employer, Leased Employees, Temporary Employees, and Union Employees may commence participation in the Plan on the Entry Date following his or her completion of one (1) Year of Service.

               (b) For purposes of this Section, the following definitions shall apply:

                      (i)     TEMPORARY  EMPLOYEES  -   Employees   hired  on  a
                              temporary or seasonal basis who is classified as such in the records of the Employer.

                      (ii) UNION EMPLOYEES - Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulations Section 1.410(b)-9. For this purpose, the term "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer."




SECOND: Paragraph (a) of Section 13.4 is amended in its entirety, to read as follows:

               "(a) For any Plan Year in which the Plan is Top-Heavy, the following vesting schedule shall apply to any Employer contributions made for that Plan Year:

                    YEARS OF SERVICE                   VESTED PERCENTAGE

                   Less than 1 year                            0%
                   1 but less than 2                          10%
                   2 but less than 3                          20%
                   3 but less than 4                          40%
                   4 but less than 5                          60%
                   5 but less than 6                          80%
                   6 years or more                           100%


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               The Top-Heavy vesting schedule shall also apply to any subsequent
        Plan Years unless the Employer amends the Plan to provide for a vesting schedule which is more rapid than the one in this Section."

THIRD: Exhibit A, the list of Participating Employers, is amended, effective as of February 22, 1995, is amended to include the following:


        "8.    Casualty Insurance Company

               a.     Workers' Compensation and Indemnity Company of California"



Dated:       July 12, 1995                     FREMONT GENERAL CORPORATION



                                               By: /s/ RAYMOND G. MEYERS
                                                   -----------------------
                                                   RAYMOND G. MEYERS